UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 5, 2016


                           DIVERSIFIED RESOURCES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                        None                     98-0687026
   --------------------           ------------------         -----------------
(State or other jurisdiction     (Commission File No.)      (IRS Employer
      of incorporation)                                      Identification No.)

                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (303) 797-5417


                                       N/A
             ------------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry Into a Material Definitive Agreement

     On February 5, 2016 we amended the agreement disclosed in our 8-K report dated December 23, 2015. Pursuant to the terms of the new agreement, on February 5, 2016 we acquired Diversified Energy Resources, Inc. in exchange for 20,032,710 shares of our common stock. Diversified Energy Resources is the holding company for three oilfield service companies. These three companies, the oldest of which has been in operation since 2004, provide the following services to their customers, most of which are located in northern Colorado:

Crane and Rigging

Trucking Various Materials

Custom Fabrication

Well Site Construction

Well Site Supervision

Pipeline Construction

Pressure Testing

Fencing

Environmental Remediation

Equipment Rental

Providing, on an as needed basis, Trained Equipment Operators

Repairs to Equipment and Machinery, including Emergency Repairs

Item 2.01   Completion of Acquisition or Disposition of Assets

     See Item 1.01 of this report.

Item 3.02   Unregistered Sales of Equity Securities

     The Company relied upon the exemption provided by Section 4(a)(2) of the Securities Act of 1933 in connection with issuance of the shares of common stock described in Item 1.01 of this report. The persons who acquired these shares were sophisticated investors and were provided full information regarding the Company's business and operations. There was no general solicitation in connection with the offer or sale of these securities. The persons who acquired these securities acquired them for their own accounts. The certificates

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representing  these securities will bear a restricted legend providing that they cannot be sold except pursuant to an effective registration statement or an exemption from registration. No commission was paid to any person in connection with the issuance of these shares.

Item 9.01   Financial Statements and Exhibits

     The financial statements required by Items 9.01 (a) and (b) will be filed with an amendment to this report.

     The agreement between the Company and Diversified Energy Resources, Inc. will be filed with an amendment to this report.















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 12, 2016            DIVERSIFIED RESOURCES, INC.



                                    By: /s/ Roger May
                                        --------------------------------
                                        Roger P. May
                                        Secretary to the Board of Directors